Office of the Chief Accountant
Securities and Exchange
Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC 20549

                                                               August 7, 2002

Dear Sir/Madam,

We have read Item 4 included in the amended Form 8-K dated July 31, 2002, of Vital Living, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,

/s/ Weaver & Martin, LLC
Weaver & Martin, LLC